CIGNA VARIABLE PRODUCTS GROUP
                           TimesSquare VP Core Plus Bond Fund
                           TimesSquare VP Money Market Fund
              Supplement dated November 30, 2004 to Prospectus dated May 1, 2004

Core Plus Bond and Money Market Fund Reorganizations
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The Board of Trustees of CIGNA Variable Product Group (CVPG) has approved in principle reorganizations pursuant to which the TimesSquare VP Core Plus Bond Fund and the TimesSquare VP Money Market Fund would transfer substantially all of their assets and liabilities to corresponding funds of PIMCO Variable Insurance Trust (PVIT) in exchange for Institutional Class shares of the PVIT funds having a net asset value equal to the net asset value of the assets and liabilities so transferred. The PVIT shares would then be distributed pro rata to shareholders of the CVPG funds.

Subject to board of trustee and shareholder approval, the PVIT funds that the CVPG funds will merge into are:

CVPG Fund                           Corresponding PVIT Fund
---------                           -----------------------
Core Plus Bond Fund                 Total Return Fund
Money Market Fund                   Money Market Fund

The reorganizations are subject to approval of plans of reorganization by the Boards of Trustees of CVPG and PVIT and by the shareholder's of each CVPG fund. The CVPG funds expect to hold a special meeting of shareholders in the first quarter of 2005 to seek shareholder approval of the mergers of the CVPG funds into the corresponding PVIT funds. Please note that there is the possibility that the boards may not approve the plans of reorganization and that shareholders do not approve the reorganizations. In either case the CVPG funds would not merge into the PVIT funds.

Core Plus Bond Fund - Interim Advisory Arrangement
--------------------------------------------------
The CVPG Board of Trustees also approved an interim investment advisory agreement with Pacific Investment Management Company LLC (PIMCO) pursuant to which PIMCO now serves as investment adviser to the Core Plus Bond Fund, responsible for management of the Fund's portfolio. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2004, PIMCO had approximately $415 billion in assets under management.

William H. Gross leads a team that manages the Core Plus Bond Fund. He is a Managing Director, Chief Investment Officer and a founding partner of PIMCO. He has been with PIMCO since 1971. He has 35 years of investment experience.

There will be no change to the investment objective of the Core Plus Bond Fund as a result of the appointment of PIMCO as adviser to the Fund. In addition, PIMCO and TimesSquare have agreed to waive fees and reimburse expenses if total Core Plus Bond Fund operating expenses (excluding extraordinary items) exceed 0.50% of the fund's average net assets.

During the term of the interim advisory agreement CIGNA Investment Advisors, Inc. (CIGNA Advisors), formerly known as TimesSquare Capital Management, Inc., will provide administrative services to the Core Plus Bond Fund.

Money Market Fund
-----------------
As noted above, TimesSquare Capital Management, Inc., the investment adviser to the CVPG Money Market Fund, has changed its name to CIGNA Investment Advisors, Inc. CIGNA Advisors' address is 280 Trumbull Street, Hartford, CT 06103